POWER OF ATTORNEY

Each of the undersigned constitutes Jeffrey W. Kletti, Brian Muench, H. Bernt von Ohlen, Stewart W. Gregg, and Erik T. Nelson, individually, as his or her true and lawful attorney, with full power to each of them to sign for him or her, in his or her name and in his or her capacity as a trustee, any registration statement on Form N-14 relating to (a) the merger of AZL BlackRock Growth Fund and AZL Columbia Technology Fund into AZL BlackRock Capital Appreciation Fund, all series of the Allianz Variable Insurance Products Trust (the "VIP Trust"), (b) the merger of AZL First Trust Target Double Play Fund, AZL TargetPLUS Equity Fund, and AZL PIMCO Fundamental IndexPLUS Total Return Fund into AZL S&P 500 Index Fund, all series of the VIP Trust, (c) the merger of AZL NACM International Fund and AZL Schroder International Small Cap Fund into AZL International Index Fund, all series of the VIP Trust, (d) the merger of AZL JPMorgan Large Cap Equity Fund into AZL JPMorgan U.S. Equity Fund, both series of the VIP Trust, (e) the merger of AZL Oppenheimer International Growth Fund into AZL AIM International Equity Fund, both series of the VIP Trust, (f) the merger of AZL Oppenheimer Global Fund into AZL Van Kampen Global Franchise Fund, both series of the VIP Trust, (g) the merger of AZL TargetPLUS Growth Fund and AZL TargetPLUS Moderate Fund, both series of the VIP Trust, into AZL Moderate Index Strategy Fund, a series of the Allianz Variable Insurance Products Fund of Funds Trust (the "FOF Trust"), and/or (h) the merger of AZL TargetPLUS Balanced Fund, a series of the VIP Trust, into AZL Balanced Index Strategy Fund, a series of the FOF Trust (the "Registration Statement"), and any and all amendments thereto, of the Allianz Variable Insurance Products Trust and the Allianz Variable Insurance Products Fund of Funds Trust filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 for the purpose of complying with the registration or other filing requirements set forth therein.

This Power of Attorney authorizes the above individuals to sign the name of each of the undersigned and will remain in full force and effect until specifically rescinded by the undersigned.

Each of the undersigned specifically permits this Power of Attorney to be filed as an exhibit to the Registration Statement or any amendment to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand as of this 10th day of June, 2009.


/s/ Peter R. Burnim
__________________________
Peter R. Burnim

/s/ Robert DeChellis
__________________________
Robert DeChellis

/s/ Peggy L Ettestad
__________________________
Peggy L. Ettestad

/s/ Roger A. Gelfenbien
__________________________
Roger A. Gelfenbien

/s/ Claire R. Leonardi
__________________________
Claire R. Leonardi

/s/ Dickson W. Lewis
__________________________
Dickson W. Lewis

/s/ Peter W. McClean
__________________________
Peter W. McClean

/s/ Arthur C. Reeds III
__________________________
Arthur C. Reeds III



                               POWER OF ATTORNEY

The undersigned constitutes Brian Muench, H. Bernt von Ohlen, Stewart W. Gregg, and Erik T. Nelson, individually, as his true and lawful attorney, with full power to sign for him, in his name and in his capacity as a trustee, any registration statement on Form N-14 relating to (a) the merger of AZL BlackRock Growth Fund and AZL Columbia Technology Fund into AZL BlackRock Capital Appreciation Fund, all series of the Allianz Variable Insurance Products Trust (the "VIP Trust"), (b) the merger of AZL First Trust Target Double Play Fund, AZL TargetPLUS Equity Fund, and AZL PIMCO Fundamental IndexPLUS Total Return Fund into AZL S&P 500 Index Fund, all series of the VIP Trust, (c) the merger of AZL NACM International Fund and AZL Schroder International Small Cap Fund into AZL International Index Fund, all series of the VIP Trust, (d) the merger of AZL JPMorgan Large Cap Equity Fund into AZL JPMorgan U.S. Equity Fund, both series of the VIP Trust, (e) the merger of AZL Oppenheimer International Growth Fund into AZL AIM International Equity Fund, both series of the VIP Trust, (f) the merger of AZL Oppenheimer Global Fund into AZL Van Kampen Global Franchise Fund, both series of the VIP Trust, (g) the merger of AZL TargetPLUS Growth Fund and AZL TargetPLUS Moderate Fund, both series of the VIP Trust, into AZL Moderate Index Strategy Fund, a series of the Allianz Variable Insurance Products Fund of Funds Trust (the "FOF Trust"), and/or (h) the merger of AZL TargetPLUS Balanced Fund, a series of the VIP Trust, into AZL Balanced Index Strategy Fund, a series of the FOF Trust (the "Registration Statement"), and any and all amendments thereto, of the Allianz Variable Insurance Products Trust and the Allianz Variable Insurance Products Fund of Funds Trust filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 for the purpose of complying with the registration or other filing requirements set forth therein.

This Power of Attorney authorizes the above individuals to sign the name of the undersigned and will remain in full force and effect until specifically rescinded by the undersigned.

The undersigned specifically permits this Power of Attorney to be filed as an exhibit to the Registration Statement or any amendment to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 10th day of June, 2009.


/s/ Jeffrey W. Kletti
__________________________
Jeffrey W. Kletti